MUNIYIELD
ARIZONA
FUND, INC.





FUND LOGO






Semi-Annual Report

April 30, 1998





Officers and Directors
Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Hugh T. Hurley III, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

ASE Symbol
MZA



This report, including the financial information herein, is transmitted to the shareholders of MuniYield Arizona Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.




MuniYield Arizona Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper





MuniYield Arizona Fund, Inc.


TO OUR SHAREHOLDERS

For the six-month period ended April 30, 1998, the Common Stock of MuniYield Arizona Fund, Inc. earned $0.357 per share income dividends, which included earned and unpaid dividends of $0.058. This represents a net annualized yield of 5.30%, based on a month-end per share net asset value of $13.59. Over the same period, the total investment return on the Fund's Common Stock was +2.59%, based on a change in per share net asset value from $13.61 to $13.59, and assuming reinvestment of $0.358 per share income dividends.

For the six-month period ended April 30, 1998, the Fund's Auction
Market Preferred Stock had an average yield of 3.61% for Series A and 3.52% for Series B.


The Municipal Market Environment
During the six months ended April 30, 1998, bond yields generally moved lower, and by mid-January 1998 had declined to recent historic lows. Long-term US Treasury bond yields declined 20 basis points (0.20%) during the same period and stood at 5.95% by April 30, 1998. Similarly, long-term uninsured tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, fell approximately 35 basis points to 5.25%, a level not seen since the mid-1970s. While low inflation has supported lower interest rates, much of the decline in bond yields in late 1997 and early 1998 was driven more by the turmoil in Asian financial markets than by domestic economic fundamentals. Weak economic conditions in Asia were expected to negatively impact US growth through reduced export demand. Additionally, inflation in the United States was also expected to decline in response to lower prices on goods imported from Asian manufacturers.

However, in recent months, many investors have become increasingly concerned that most of the downturn in Asia, especially in Japan, has already occurred and any future deterioration will not be severe enough to constrain US economic growth and inflationary pressures. These concerns served to push interest rates higher in the latter part of the period, causing fixed-income yields to retrace much of their earlier gains.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. Over the last six months, more than $135 billion in new tax-exempt bonds were underwritten, an increase of over 40% compared to the same period a year ago. During the last three months, municipalities issued over $72 billion in new securities, an increase of more than 60% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. Thus far in 1998, over $100 billion in investment-grade corporate bonds have been underwritten, an increase of more than 60% relative to the comparable period a year ago. This sizeable corporate bond issuance has tended to support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancing. Preliminary estimates for 1998 total municipal bond issuance are presently in the $200 billion--$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Municipal bond investors received approximately $30 billion earlier this year in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped offset the increase in supply seen thus far this year. Furthermore, looking ahead, June and July have also tended to be periods of strong investor demand as seasonal factors are likely to generate strong income flows similar to those seen earlier this year.




MuniYield Arizona Fund, Inc.
April 30, 1998




It is also possible that at least some of the recent economic strength seen in the United States will be reversed in the coming months. A particularly mild winter has been partially responsible for a strong housing sector, as well as other construction industries. This recent strong trend may not be sustained and may lead to weaker construction growth later this year. Additionally, strong economic growth in 1997 and the increased use of electronic tax filing have resulted in larger and earlier Federal and state income tax refunds to many individuals. These refunds appear to have supported strong consumer spending in recent months, but may be borrowing against weaker spending later this year. In addition, the continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Barring a dramatic and unexpected resurgence of domestic inflation, we do not believe that the Federal Reserve Board will be willing to raise interest rates until the full impact of the Asian situation can be established.

All these factors suggest that over the near term, tax-exempt as well as taxable bond yields are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At April 30, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to comparable US Treasury securities (over 90%), and well in excess of their expected range of 85%--88%. Any further pressure upon the municipal market may well represent a very attractive investment opportunity.

Portfolio Strategy
Given the volatile market environment over the six-month period ended April 30, 1998, we continued to maintain the Fund's strategy of a neutral investment position. Our strategy has remained to keep the Fund fully invested as we await further data regarding the Asian financial crisis and its impact on the domestic economy. We believe our neutral position insulated the Fund from much of the volatility experienced in the first quarter of 1998.

Looking ahead, we anticipate little change to our position, barring a further rise in long-term interest rates. We continue to believe that the economic growth will eventually slow and in the process produce a negligible rate of inflation. However, should the impact from the Asian economic situation accelerate and domestic economic growth return to industry trend, our patient strategy in the municipal market should prove to serve the Fund well.


In Conclusion
We appreciate your ongoing interest in MuniYield Arizona Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Hugh T. Hurley III)
Hugh T. Hurley III
Vice President and Portfolio Manager



May 29, 1998





MuniYield Arizona Fund, Inc.
April 30, 1998




THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Arizona Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.





MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.




MuniYield Arizona Fund, Inc.
April 30, 1998




PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield Arizona Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT            Alternative Minimum Tax (subject to)
COP            Certificates of Participation
DATES          Daily Adjustable Tax-Exempt Securities
GO             General Obligation Bonds
IDA            Industrial Development Authority
LEVRRS         Leveraged Reverse Rate Securities
LT             Limited Tax
PCR            Pollution Control Revenue Bonds
UT             Unlimited Tax
VRDN           Variable Rate Demand Notes
YCN            Yield Curve Notes




SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                                  Issue                                                 (Note 1a)

Arizona--88.8%
                          Arizona Educational Loan Marketing Corporation, Educational Loan Revenue
                          Bonds, AMT, Series B:
NR*      Aa2     $  700     7% due 3/01/2002                                                                     $   748
NR*      Aa2      2,920     7% due 3/01/2003                                                                       3,123

NR*      Aaa      1,810   Arizona Health Facilities Authority, Hospital System Revenue Refunding Bonds
                          (Saint Luke's Health Systems), 7.25% due 11/01/2003 (h)                                  2,032

AAA      Aaa        325   Arizona State Municipal Financing Program, COP, Series 34, 7.25% due 8/01/2009 (i)         394

AA+      Aa1      3,000   Arizona State Wastewater Management Authority, Wastewater Treatment Financial
                          Assistance Revenue Bonds (City of Phoenix), 6.80% due 7/01/2011                          3,297

AAA      Aaa      1,000   Chandler, Arizona, Water and Sewer Revenue Bonds, 6.50% due 7/01/2006 (b)(h)             1,140

                          Coconino County, Arizona, Pollution Control Corporation, PCR (Nevada Power
                          Co. Project), AMT:
BBB-     NR*      1,750     6.375% due 10/01/2036                                                                  1,867
BBB-     NR*      3,000     Series B, 5.80% due 11/01/2032                                                         3,045

BBB      Baa2     3,500   Gila County, Arizona, IDA, Revenue Refunding Bonds (Environmental--Asarco Inc.),
                          5.55% due 1/01/2027                                                                      3,475

AAA      Aaa        605   Gilbert, Arizona, Projects of 1988, GO, UT, Series C, 8.50% due 7/01/2004 (b)(h)           740

                          Glendale, Arizona, IDA, Educational Facilities Revenue Refunding Bonds (American
                          Graduate School International) (d):
AAA      NR*        500     7% due 7/01/2005 (h)                                                                     578
AAA      NR*        500     7.125% due 7/01/2005 (h)                                                                 582
AAA      NR*        500     5.875% due 7/01/2015                                                                     526

AAA      Aaa      2,920   Maricopa County, Arizona, Alhambra Elementary School District Number 68
                          Refunding Bonds, UT, Series A, 6.80% due 7/01/2011 (g)                                   3,108

AAA      Aaa      1,000   Maricopa County, Arizona, Chandler Unified School District Number 80 Refunding
                          Bonds, 6.25% due 7/01/2011 (c)                                                           1,140

AAA      Aaa      2,000   Maricopa County, Arizona, Gilbert Unified School District Number 41
                          Improvement Bonds, UT, Series C, 6.10% due 7/01/2004 (c)(h)                              2,178

BBB-     Baa1     2,505   Maricopa County, Arizona, Hospital Revenue Refunding Bonds (Sun Health
                          Corporation), 6.125% due 4/01/2018                                                       2,635



MuniYield Arizona Fund, Inc.
April 30, 1998



SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                                  Issue                                                 (Note 1a)

Arizona (concluded)
                          Maricopa County, Arizona, IDA, Hospital Facility Revenue Refunding Bonds
                          (Samaritan Health Services Hospital), Series A (b):
AAA      Aaa     $  500     7% due 12/01/2013                                                                    $   540
AAA      Aaa      2,400     7% due 12/01/2016                                                                      2,950

AAA      Aaa      1,000   Maricopa County, Arizona, Mesa Unified School District Number 4, Project of
                          1995, UT, Series B, 5% due 7/01/2012 (c)                                                   997

AAA      Aaa      2,600   Maricopa County, Arizona, Paradise Valley Unified School District Number 69,
                          Project of 1994, UT, Series B, 5.25% due 7/01/2015 (b)                                   2,607

AAA      Aaa      1,500   Maricopa County, Arizona, Peoria Unified School District Number 11 Refunding
                          Bonds, 6.10% due 7/01/2010 (g)                                                           1,623

                          Maricopa County, Arizona, Pollution Control Corporation, PCR, Refunding:
A1+      P1         100     (Arizona Public Service Company), VRDN, Series E, 4.10% due 5/01/2029 (a)                100
BB+      Ba1      1,825     (Public Service Company), Series A, 5.75% due 11/01/2022                               1,856
BB+      Ba1      2,500     (Public Service Company of New Mexico Project), Series A, 6.30% due 12/01/2026         2,669

AA       Aa2      1,825   Maricopa County, Arizona, Scottsdale Unified School District Number 48
                          Improvement Bonds, UT, 6.60% due 7/01/2012                                               2,136

AAA      Aaa        500   Maricopa County, Arizona, Tempe Elementary School District Number 3, Refunding
                          and Improvement Bonds, UT, 7.50% due 7/01/2010 (c)                                         623

AAA      Aaa      4,000   Mesa, Arizona, Utilities System Revenue Bonds, 6.125% due 7/01/2007 (c)(h)               4,485

AAA      Aaa      1,000   Mohave County, Arizona, IDA, Hospital System Revenue Bonds (Baptist Hospital),
                          5.50% due 9/01/2021 (b)                                                                  1,011

AAA      Aaa      2,700   Navajo County, Arizona, Pollution Control Corporation, Revenue Refunding Bonds
                          (Arizona Public Service Company), Series A, 5.875% due 8/15/2028 (g)                     2,818

AA-      Aa3      1,000   Phoenix, Arizona, Civic Improvement Corporation, Water System Revenue Bonds,
                          Junior Lien, 6% due 7/01/2019                                                            1,056

AA+      Aa1      1,485   Phoenix, Arizona, Refunding, UT, Series A, 6% due 7/01/2011                              1,656

                          Phoenix, Arizona, Various Purpose Bonds, GO, UT:
AA+      Aa1      2,655     4.50% due 7/01/2019                                                                    2,408
AA+      Aa1      8,020     4.50% due 7/01/2022                                                                    7,111

AAA      Aaa      1,000   Pima County, Arizona, IDA, Revenue Refunding Bonds (Healthpartners), Series A,
                          5.625% due 4/01/2014 (b)                                                                 1,042

AAA      Aaa      3,050   Pima County, Arizona, Tucson Unified School District Number 1, Refunding
                          Bonds, LT, 7.50% due 7/01/2009 (c)                                                       3,773

A1+      P1         100   Pinal County, Arizona, IDA, PCR (Newmont Mining Corp.), DATES, 4.15% due
                          12/01/2009 (a)                                                                             100

AA+      Aa1        825   Tempe, Arizona, Refunding Bonds, GO, UT, Series A, 5.35% due 7/01/2010                     868

AAA      Aaa      1,000   Tempe, Arizona, Unified High School District Number 213 Refunding and
                          Improvement Bonds, UT, 7% due 7/01/2008 (c)                                              1,184

AAA      Aaa      1,000   Tucson, Arizona, GO, UT, Series A, 5.375% due 7/01/2017 (b)                              1,008

AAA      Aaa      2,000   Tucson, Arizona, Local Business Development Finance Corporation, Lease
                          Revenue Refunding Bonds, 6.25% due 7/01/2012 (c)                                         2,153

A+       A1       1,430   Tucson, Arizona, Water Revenue Refunding Bonds, 6.50% due 7/01/2016                      1,531

AA       A1       1,345   University of Arizona, University Revenue Refunding Bonds, 6.25% due 6/01/2011           1,446




MuniYield Arizona Fund, Inc.
April 30, 1998




SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)

S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                                  Issue                                                 (Note 1a)

Puerto Rico--9.5%
AAA      Aaa     $  520   Puerto Rico Commonwealth, Highway and Transportation Authority, Highway
                          Revenue Bonds, Series T, 6.625% due 7/01/2002 (h)                                      $   572

A        Baa1     1,300   Puerto Rico Commonwealth Public Improvement Refunding Bonds, 4.50% due
                          7/01/2023                                                                                1,140

AAA      Aaa      2,000   Puerto Rico Commonwealth, YCN, 7.682% due 7/01/2020 (e)(f)                               2,210

AAA      Aaa      2,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, LEVRRS, 8.208%
                          due 7/01/2002 (e)(f)(h)                                                                  2,295

AAA      Aaa      2,500   Puerto Rico Public Buildings Authority Revenue Bonds (Guaranteed
                          Government Facilities), Series B, 5% due 7/01/2027(g)                                    2,396

Total Investments (Cost--$84,814)--98.3%                                                                          88,972

Other Assets Less Liabilities--1.7%                                                                                1,503
                                                                                                                 -------
Net Assets--100.0%                                                                                               $90,475
                                                                                                                 =======


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1998.
(b)MBIA Insured.
(c)FGIC Insured.
(d)Connie Lee Insured.
(e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1998.
(f)FSA Insured.
(g)AMBAC Insured.
(h)Prerefunded.
(i)BIG Insured.
  *Not Rated.

   See Notes to Financial Statements.


QUALITY PROFILE


The quality ratings of securities in the Fund as of April 30, 1998 were as follows:

                                 Percent of
S&P Rating/Moody's Rating        Net Assets

AAA/Aaa                             51.6%
AA/Aa                               26.4
A/A                                  2.9
BBB/Baa                             12.2
BB/Ba                                5.0
Other++                              0.2

[FN]
++Temporary investments in short-term securities.




MuniYield Arizona Fund, Inc.
April 30, 1998




FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1998
Assets:             Investments, at value (identified cost--$84,813,416)
                    (Note 1a)                                                                                $88,971,688
                    Cash                                                                                          83,841
                    Interest receivable                                                                        1,542,414
                    Deferred organization expenses (Note 1e)                                                       4,059
                    Prepaid expenses and other assets                                                              2,211
                                                                                                             -----------
                    Total assets                                                                              90,604,213
                                                                                                             -----------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1f)                                   $    46,357
                      Investment adviser (Note 2)                                                37,694           84,051
                                                                                            -----------
                    Accrued expenses                                                                              45,590
                                                                                                             -----------
                    Total liabilities                                                                            129,641
                                                                                                             -----------

Net Assets:         Net assets                                                                               $90,474,572
                                                                                                             ===========

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (1,212 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                                $30,300,000
                      Common Stock, par value $.10 per share (4,429,326 shares
                      issued and outstanding)                                               $   442,933
                    Paid-in capital in excess of par                                         60,342,318
                    Undistributed investment income--net                                        272,874
                    Accumulated realized capital losses on investments--net
                    (Note 5)                                                                 (5,041,825)
                    Unrealized appreciation on investments--net                               4,158,272
                                                                                            -----------
                    Total--Equivalent to $13.59 net asset value per share of
                    Common Stock (market price--$13.00)                                                       60,174,572
                                                                                                             -----------
                    Total capital                                                                            $90,474,572
                                                                                                             ===========

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.



MuniYield Arizona Fund, Inc.
April 30, 1998




FINANCIAL INFORMATION  (continued)

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                          April 30, 1998
Investment Income   Interest and amortization of premium and discount earned                                 $ 2,469,469
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                       $   224,975
                    Professional fees                                                            37,747
                    Commission fees (Note 4)                                                     37,171
                    Accounting services (Note 2)                                                 21,068
                    Transfer agent fees                                                          14,969
                    Directors' fees and expenses                                                 11,018
                    Printing and shareholder reports                                              4,138
                    Listing fees                                                                  4,110
                    Custodian fees                                                                3,968
                    Pricing fees                                                                  3,252
                    Amortization of organization expenses (Note 1e)                               1,963
                    Other                                                                         6,803
                                                                                            -----------
                    Total expenses                                                                               371,182
                                                                                                             -----------
                    Investment income--net                                                                     2,098,287
                                                                                                             -----------

Realized &          Realized gain on investments--net                                                          1,159,870
Unrealized          Change in unrealized appreciation on investments--net                                     (1,253,558)
Gain (Loss) on                                                                                               -----------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                     $ 2,004,599
(Notes 1b,                                                                                                   ===========
1d & 3):

                    See Notes to Financial Statements.


Statements of Changes in Net Assets
                                                                                           For the Six         For the
                                                                                           Months Ended       Year Ended
Increase (Decrease) in Net Assets:                                                        April 30, 1998    Oct. 31, 1997
Operations:         Investment income--net                                                  $ 2,098,287      $ 4,221,958
                    Realized gain on investments--net                                         1,159,870          261,958
                    Change in unrealized appreciation on investments--net                    (1,253,558)       2,156,135
                                                                                            -----------      -----------
                    Net increase in net assets resulting from operations                      2,004,599        6,640,051
                                                                                            -----------      -----------

Dividends to        Investment income--net:
Shareholders          Common Stock                                                           (1,586,797)      (3,186,010)
(Note 1f):            Preferred Stock                                                          (529,216)      (1,024,834)
                                                                                            -----------      -----------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                          (2,116,013)      (4,210,844)
                                                                                            -----------      -----------

Net Assets:         Total increase (decrease) in net assets                                    (111,414)       2,429,207
                    Beginning of  period                                                     90,585,986       88,156,779
                                                                                            -----------      -----------
                    End of period*                                                          $90,474,572      $90,585,986
                                                                                            ===========      ===========

                   *Undistributed investment income--net                                    $   272,874      $   290,600
                                                                                            ===========      ===========

                    See Notes to Financial Statements.




MuniYield Arizona Fund, Inc.
April 30, 1998




FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended                For the Year
                                                                      April 30,           Ended October 31,
Increase (Decrease) in Net Asset Value:                                  1998      1997      1996      1995       1994
Per Share           Net asset value, beginning of period              $  13.61   $  13.06  $  13.29  $  11.33   $  14.11
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .47        .96       .98      1.03        .99
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.01)       .54      (.20)     2.01      (2.68)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .46       1.50       .78      3.04      (1.69)
                                                                      --------   --------  --------  --------   --------
                    Less dividends to Common Stock shareholders:
                      Investment income--net                              (.36)      (.72)     (.76)     (.77)      (.75)
                                                                      --------   --------  --------  --------   --------
                    Capital charge resulting from issuance of
                    Common Stock                                            --         --      (.02)     (.05)        --
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:++
                      Dividends to Preferred Stock shareholders:
                        Investment income--net                            (.12)      (.23)     (.23)     (.26)      (.17)
                      Capital charge resulting from issuance
                      of Preferred Stock                                    --         --        --        --       (.17)
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.12)      (.23)     (.23)     (.26)      (.34)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  13.59   $  13.61  $  13.06  $  13.29   $  11.33
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $  13.00   $ 12.875  $ 12.125  $  11.75   $ 10.375
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                      3.73%+++  12.46%     9.70%    21.04%    (26.55%)
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   2.59%+++  10.37%     4.47%    25.37%    (14.73%)
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                        .83%*      .85%      .66%      .55%       .54%
Net Assets:***                                                        ========   ========  ========  ========   ========
                    Expenses                                              .83%*      .89%      .87%      .95%      1.09%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.67%*     4.73%     4.93%     5.33%      5.13%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock,
Data:               end of period (in thousands)                      $ 60,175   $ 60,286  $ 57,857  $ 58,885   $ 21,153
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of
                    period (in thousands)                             $ 30,300   $ 30,300  $ 30,300  $ 30,300   $ 12,950
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  26.15%     34.49%    31.75%    75.93%     80.03%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  2,986   $  2,990  $  2,909  $  2,943   $  2,633
                                                                      ========   ========  ========  ========   ========

Dividends           Series A--Investment income--net                  $    443   $    820  $    824  $    953   $    598
Per Share on                                                          ========   ========  ========  ========   ========
Preferred Stock     Series B--Investment income--net                  $    432   $    865  $    849  $    551         --
Outstanding:                                                          ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++The Fund's Preferred Stock was issued on December 2, 1993 (Series
                    A) and March 27, 1995 (Series B).
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.




MuniYield Arizona Fund, Inc.
April 30, 1998




NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Arizona Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MZA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.




MuniYield Arizona Fund, Inc.
April 30, 1998




(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1998 were $28,731,279 and $23,378,388, respectively.

Net realized gains for the six months ended April 30, 1998 and net unrealized gains as of April 30, 1998 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments              $1,159,870     $4,158,272
                                   ----------     ----------
Total                              $1,159,870     $4,158,272
                                   ==========     ==========


As of April 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $4,158,272, of which $4,687,094 related to appreciated securities and $528,822 related to depreciated securities. The aggregate cost of investments at April 30, 1998 for Federal income tax purposes was $84,813,416.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 1998 and the year ended October 31, 1997 remained constant.


Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 1998 were as follows: Series A, 3.95% and Series B, 4.10%.

As of April 30, 1998, there were 1,212 AMPS shares authorized, issued and outstanding, with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $18,468 as commissions.


5. Capital Loss Carryforward:
At October 31, 1997, the Fund had a net capital loss carryforward of approximately $5,751,000, of which $937,000 expires in 2001, $3,561,000 expires in 2002 and $1,253,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On May 7, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.058443 per share, payable on May 28, 1998 to shareholders of record as of May 21, 1998.